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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2022
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Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
Realogy Holdings Corp.
Realogy Group LLC
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously announced, effective June 9, 2022, Realogy Holdings Corp., a Delaware corporation (the “Company”), changed its name from Realogy Holdings Corp. to Anywhere Real Estate Inc. The name change was effected through a merger of a wholly-owned subsidiary of the Company with and into the Company (the “Merger”), with the Company as the surviving corporation in the Merger. To effectuate the Merger, the Company filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. In accordance with Section 253 of the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation is identical to that of the Company immediately prior to the Merger, except that the Company’s name has been changed to Anywhere Real Estate Inc.
The Merger and resulting name change do not affect the rights of security holders of the Company. After giving effect to the name change, the Company’s common stock began trading on the New York Stock Exchange under the symbol “HOUS”, effective June 9, 2022. In accordance with Section 253 of the DGCL, stockholder approval of the Merger was not required.
The Company also amended and restated its bylaws to reflect the name change, effective June 9, 2022.
Effective June 9, 2022, Realogy Group LLC (“Group”) changed its corporate name from Group to Anywhere Real Estate Group LLC via a Certificate of Amendment filed with the Secretary of State of Delaware and amended and restated its Limited Liability Company Agreement to reflect the name change and make other ministerial edits.
A copy of the Certificate of Ownership and Merger, the Company’s Sixth Amended and Restated Bylaws, Group’s Certificate of Amendment and Group’s Amended and Restated Limited Liability Company Agreement are attached as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, hereto and are incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
3.1	Certificate of Ownership and Merger, as filed with the Delaware Secretary of State
3.2	Sixth Amended and Restated Bylaws of Anywhere Real Estate Inc.
3.3	Certificate of Amendment of Anywhere Real Estate Group LLC
3.4	Amended and Restated Limited Liability Company Agreement of Anywhere Real Estate Group LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 9, 2022

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, as filed with the Delaware Secretary of State
3.2	Sixth Amended and Restated Bylaws of Anywhere Real Estate Inc.
3.3	Certificate of Amendment of Anywhere Real Estate Group LLC
3.4	Amended and Restated Limited Liability Company Agreement of Anywhere Real Estate Group LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).